Exhibit 1.01

BIOLASE, Inc

Conflict Minerals Report

For the year ended December 31, 2018

Introduction

This Conflict Minerals Report (“CMR”) for Biolase, Inc. (the “Company”, “we”, or “our”) for the calendar year ended December 31, 2018 was prepared in accordance with Rule 13p-1 of the Securities Exchange Act of 1934 (“Rule 13p-1”). Terms used and not defined in this report have the meanings ascribed in Form SD as adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Rule.

Rule 13p-1 was adopted by the Securities and Exchange Commission (the “SEC”) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”). Rule 13p-1 imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. For the purposes of this assessment, conflict minerals are defined as Tantalum, Tin, Tungsten, and Gold (“3TG”). These requirements apply to registrants, regardless of the geographic origin of the conflict minerals and whether or not they fund armed conflict.

The Company’s CMR for the calendar year ended December 31, 2018 was not subject to an independent private sector audit.

Design and Execution of Due Diligence

As part of the RCOI described in Form SD, the Company performed a supplier survey using the Conflict Free Sourcing Initiative (“CFSI”) Conflict Minerals Reporting Template (the “CFSI Template”) for the year ending December 31, 2018. All suppliers providing components used in our products were included in the survey utilized for both RCOI and Due Diligence. The information obtained in the survey indicated that there was reason to believe that a portion of the 3TG used in our products may have originated in the Covered Countries and were not exclusively from scrap or recycled sources, triggering the due diligence steps described in the following sections.

The Company designed and implemented the majority of our due diligence measures prior to the current reporting year 2018. These measures were continued during 2018 and are described herein. They are designed to conform, in all material respects, to the framework in The Organization for Economic Co-operation and Development (“OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas including the Supplement on Tin, Tantalum and Tungsten, as well as those portions of the OECD Supplement on Gold applicable to downstream companies (collectively the “OECD Guidance”). In accordance with the five step OECD Guidance, our measures are designed to determine, to the best of our ability, the source and chain of custody of the 3TG materials necessary for the functionality and/or production of our products, to ascertain if the materials originated in one of the Covered Countries, and if so, whether armed groups directly or indirectly benefited as a result.

1: Establish company management systems

The Company undertook the following measures to establish management systems to address compliance with Rule 13p-1:

•

The Company has established a Conflict Minerals Policy (“CMP”) that has been posted on its website at: www.biolase.com under “Investor Relations” in “Corporate Governance” in “Conduct.” The Company also has a Supplier Survey/Certification Form and a Supplier Code of Conduct. The Supplier Code of Conduct includes a mechanism for escalating any issues and concerns.

•

The Company has established a management system for complying with the applicable rules. The management system includes the development of a Conflict Minerals Task Force led by our Chief Financial Officer and a team of subject matter experts from relevant functions including, purchasing, quality assurance, manufacturing, and finance.

•

The Company has inserted a clause on conflict minerals in all new supplier certification forms, as well as revising existing supplier certification forms for in-scope suppliers to include the clause. The clause requires each supplier to use its best endeavors to determine the origin of conflict minerals through the use of OECD guidance.

•

The Company has established its due diligence compliance process and set forth documentation and record maintenance mechanism to ensure the retaining of relevant documentation in a structured electronic database.

•

The Company has also created internal follow-up processes (including e-mail communication and direct contact by telephone) to identify and escalate any identified issues associated with non-responsive or problematic responses to its RCOI.

•	The Company establishes and maintains long term relationships with the majority of its suppliers to improve due diligence performance.

2: Identify and assess risks in the supply chain

The Company took the following measures to identify risks in our supply chain:

•

Conducted a supplier survey of all suppliers providing products or components within scope of Rule 13p-1, necessary for the functionality of the Company’s products and likely to contain 3TG. The survey was based on the Electronics Industry Citizenship Coalition (“EICC”) and the Global eSustainability Initiative (“GeSI”) Conflict Minerals Reporting Template created by the Electronics Industry Citizenship Coalition (“EICC”) and the GeSI as a common means for the collection of sourcing information related to necessary conflict minerals in our products. The survey also included information to inform the suppliers of the Company’s Conflict Minerals Rule reporting obligations as well as the assistance required from our supply chain, and the resulting expectations for the sourcing of conflict minerals.

•

Suppliers of in-scope products are required to complete the CFSI Conflict Minerals Reporting Template (the “CFSI Template”) on an annual basis. The CFSI Template was developed to facilitate disclosure and communication of information regarding Smelters or Refiners (“SORs”) that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the SORs the Company and its suppliers use. In addition, the CFSI Template contains questions about the origin of conflict minerals included in suppliers’ products, as well as supplier due diligence.

•	Reviewed and assessed survey responses. Followed up with suppliers whose responses were incomplete or appeared to report inconsistent information.
•

When a supplier response stated that conflict minerals were sourced from the Covered Countries and identified the SORs involved, the Company compared the identified SORs to the CFSI’s Conflict Free Smelter Program list to identify those validated by an independent third-party audit under the Conflict Free Smelter Program and those not validated.

3: Design and implement a strategy to respond to identified risks

The Company designed and implemented strategies to respond to identified risks, including the following:

•	Developed a Risk Management Plan, which includes a training program to ensure suppliers understand the Company’s expectations as it relates to 3TG.
•

When applicable, the Company will work with suppliers who are sourcing from non-Conflict Free SORs to facilitate a transition to using Conflict Free SORs within a reasonable time frame. The time frame will be dependent on the criticality of the specific part and the availability of alternative suppliers.

•

Sent follow-up communications to suppliers that provided incomplete or inconsistent survey responses. Requested suppliers submitting letters of conflict “status” to complete our survey to collect additional relevant information.

•

Suppliers who received one of these follow-up communications were directed to our Policy Statement, as well as conflict minerals training and education materials. Suppliers were asked to review the materials and provide updated information in a timely manner.

•

Suppliers who did not respond to our initial survey were sent escalation communications requesting that they respond to the survey and provide the requested information. Several unresponsive suppliers were engaged directly by our sourcing personnel to advise them to complete our requested survey to the best of their ability.

4: Carry out independent third-party audit of Smelter or Refiner due diligence practices

The Company is a downstream consumer of the necessary conflict minerals in our products and are many steps removed from SORs who provide minerals and ores. Our due diligence efforts rely on cross-industry initiatives to implement validation of Covered Countries conflict free SORs as outlined in OECD Guidance for downstream companies. As such, the Company does not perform or direct audits of SORs within the supply chain, rather it relied on the results of audits conducted by Conflict-Free Smelter Program to determine SORs due diligence practices.

5: Report annually on supply chain due diligence

In accordance with the Rule 13p-1, our Form SD, along with a copy of this CMR constitute the Company’s annual report on our Conflict Minerals Due Diligence. These have been filed with the SEC and are available on our website at ww.biolase.com under “Investor Relations” in “SEC Filings.”

Due Diligence Results

For the calendar year ended December 31, 2018, the Company surveyed its entire known component and outsourced manufacturing supply chain, which consisted of 204 suppliers, with a 98% response rate. Of those suppliers, 177 reported that conflict minerals are not intentionally added to their products, are not necessary to the production of their products or are not contained in the finished products that they manufacture or contract to manufacture. With respect to the remaining 25 suppliers within the scope of the RCOI, the large majority provided data at a company, division or product category level, including 15 suppliers that identified as conflict free using the CFSI Template, 7 suppliers that were uncertain as to the country of origin of conflict minerals in their supply chain and/or were unable to specify the SORs that processed conflict minerals in materials or components supplied to us, and 3 suppliers that stated they sourced 3TG from the Covered Countries, from other than scrap or recycled sources, and named SORs who have not yet completed a Conflict Free Smelter Program or cross recognized audit validating a conflict free process. Two suppliers within the scope of the RCOI did not respond.

With respect to the 7 suppliers who were uncertain of the country of origin or the 3 suppliers who sourced conflict minerals from the Covered Countries, from other than scrap or recycled sources, and identified the SORs involved, all such responses provided data at a company level. As a result, we were not able to determine whether the specific conflict minerals from such suppliers that were sourced from the Covered Countries were included in components or materials we obtained from the suppliers and used in our products.

During due diligence, the Company noted 431 companies identified by CFSI as known SORs, which are potentially included in our supply chain. Of the identified SORs, 364 are compliant or active with CFSI’s Conflict Free Smelter Program list and considered to be conflict free or are participating in one of the cross-recognized certifications programs. With respect to the other 67, CFSI has not provided an opinion as whether or not the minerals procured from these SORs originate from the Covered Countries. Refer to Table I for a listing of all identified SORs potentially in our supply chain, along with facility locations, and the conflict free status.

Based on the results of the due diligence measures described above, the Company has been unable to determine with 100% certainty the country of origin of the necessary conflict minerals, the mine or location of origin of the necessary conflict minerals in our products, or the facilities used to process the necessary conflict minerals in our products.  Due to this the Company has not been found to be ‘DRC conflict free’.

Continuous Improvement Efforts to Mitigate Risk

The Company expects to take the following steps, among others, to improve our due diligence measures and to further mitigate the risk that necessary conflict minerals contained in our products may finance or benefit armed groups in the Covered Countries:

•

Continue to educate our direct suppliers about our reporting obligations related to conflict minerals, and continue to provide our direct suppliers with educational materials and website links that they may provide to their own suppliers.

•	Encourage our direct suppliers to implement responsible sourcing and ask them to encourage SORs to become certified as conflict-free.
•	When the complexity of our data collection process requires it, evaluate new systems for the collection and management of conflict minerals reporting data.

Table I. Smelters or Refiners List

List and status of SORs are as of May 31, 2019 and status data is from CFSI. The list includes 431 recognized SORs that are either known to obtain at least some minerals from the Covered Countries or are SORs where the source of the minerals was not disclosed and could not be determined. It does not include those SORs that source only from outside the Covered Countries as determined through RCOI, or process only recycled or scrap materials. “Country” refers to the location of the facility, not the source of minerals.  The smelter location was not used for RCOI, since it does not necessarily determine the source of the ore, although location near abundant mineral resources can be an indicator of mineral sourcing.

Metal	Smelter Name	Country
Gold	Abington Reldan Metals, LLC	UNITED STATES
Gold	Advanced Chemical Company	UNITED STATES
Gold	African Gold Refinery	UGANDA
Gold	Aida Chemical Industries Co., Ltd.	JAPAN
Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN
Gold	Al Etihad Gold LLC	UNITED ARAB EMIRATES
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AURA-II	UNITED STATES
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL
Gold	Argor-Heraeus S.A.	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asahi Refining Canada Ltd.	CANADA
Gold	Asahi Refining USA Inc.	UNITED STATES
Gold	Asaka Riken Co., Ltd.	JAPAN
Gold	Bauer Walser AG	GERMANY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	China National Gold Group Corporation	CHINA
Gold	AU Traders and Refiners	SOUTH AFRICA
Gold	Codelco	CHILE
Gold	Aurubis AG	GERMANY
Gold	Colt Refining	UNITED STATES
Gold	Bangalore Refinery	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA
Gold	Cendres + Metaux S.A.	SWITZERLAND
Gold	Cendres + Métaux SA	SWITZERLAND
Gold	Elemetal Refining, LLC	UNITED STATES
Gold	Chimet S.p.A.	ITALY
Gold	Faggi Enrico S.p.A.	ITALY
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Chugai Mining	JAPAN
Gold	Johnson Matthey Limited	CANADA
Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Ohio Precious Metals, LLC	UNITED STATES
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	Republic Metals Corporation	UNITED STATES
Gold	Schone Edelmetaal B.V.	NETHERLANDS
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	Xstrata Canada Corporation	CANADA
Gold	Daejin Indus Co., Ltd.	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	DODUCO Contacts and Refining GmbH	GERMANY
Gold	Dowa	JAPAN
Gold	Dowa Metals & Mining Co. Ltd	JAPAN
Gold	DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES

Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE
Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA
Gold	GCC Gujrat Gold Centre Pvt. Ltd.	INDIA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA
Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Gujarat Gold Centre	INDIA
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	HeeSung Metal Ltd.	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY
Gold	Heraeus Ltd. Hong Kong	HONG KONG
Gold	Heraeus Metals Hong Kong Ltd.	CHINA
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA
Gold	HwaSeong CJ Co., Ltd.	KOREA, REPUBLIC OF
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Italpreziosi	ITALY
Gold	Japan Mint	JAPAN
Gold	Jiangxi Copper Co., Ltd.	CHINA
Gold	Jiangxi Copper Company Limited	CHINA
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Ltd	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralelectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN
Gold	Kazzinc	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND
Gold	Kojima Chemicals Co., Ltd.	JAPAN
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	L'azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Gold Co., Ltd.	CHINA
Gold	Lingbao Gold Company Limited	CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA
Gold	L'Orfebre S.A.	ANDORRA
Gold	LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA
Gold	Marsam Metals	BRAZIL
Gold	Materion	UNITED STATES
Gold	Matsuda Sangyo Co., Ltd.	JAPAN
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA
Gold	Metalor Technologies S.A.	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO
Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA
Gold	Modeltech Sdn Bhd	MALAYSIA
Gold	Morris and Watson	NEW ZEALAND
Gold	Morris and Watson Gold Coast	AUSTRALIA
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	NH Recytech Company	KOREA, REPUBLIC OF
Gold	Nihon Material Co., Ltd.	JAPAN
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN

Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION
Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	PAMP S.A.	SWITZERLAND
Gold	Pease & Curren	UNITED STATES
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA
Gold	Planta Recuperadora de Metales SpA	CHILE
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Precinox S.A.	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA
Gold	Remondis Argentia B.V.	NETHERLANDS
Gold	Royal Canadian Mint	CANADA
Gold	SAAMP	FRANCE
Gold	Sabin Metal Corp.	UNITED STATES
Gold	Safimet S.p.A	ITALY
Gold	SAFINA A.S.	CZECH REPUBLIC
Gold	Sai Refinery	INDIA
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF
Gold	SAXONIA Edelmetalle GmbH	GERMANY
Gold	SEMPSA Joyería Platería S.A.	SPAIN
Gold	SEMPSA Joyería Platería SA	SPAIN
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA
Gold	Singway Technology Co., Ltd.	TAIWAN
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA
Gold	Sudan Gold Refinery	SUDAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF
Gold	SungEel HiTech	KOREA, REPUBLIC OF
Gold	T.C.A S.p.A	ITALY
Gold	Tanaka Kikinzoku Kogyo K.K	JAPAN
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA
Gold	Tokuriki Honten Co., Ltd.	JAPAN
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA
Gold	Tony Goetz NV	BELGIUM
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda.	BRAZIL
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	Universal Precious Metals Refining Zambia	ZAMBIA
Gold	Valcambi S.A.	SWITZERLAND
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA
Gold	WIELAND Edelmetalle GmbH	GERMANY
Gold	Yamakin Co., Ltd.	JAPAN
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN
Gold	Yokohama Metal Co., Ltd.	JAPAN
Gold	Yunnan Copper Industry Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA
Tantalum	Asaka Riken Co., Ltd.	JAPAN
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	D Block Metals, LLC	UNITED STATES
Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM
Tantalum	Duoluoshan	CHINA
Tantalum	E.S.R. Electronics	UNITED STATES
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Hi-Temp	UNITED STATES
Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X	CHINA
Tantalum	F&X Electro-Materials Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd.	CHINA
Tantalum	FIR Metals & Resource Ltd.	CHINA
Tantalum	Plansee	AUSTRIA

Tantalum	Plansee India High Performance Pvt. Ltd.	INDIA
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Tranzact, Inc.	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY
Tantalum	H.C. Starck Tantalum and Niobium GmbH	GERMANY
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	Jiangxi Tuohong New Raw Material	CHINA
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA
Tantalum	Jiujiang Nonferrous Metals Smelting Company Limited	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	LSM Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA
Tantalum	Mineracao Taboca S.A.	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet A.S.	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	NPM Silmet AS	ESTONIA
Tantalum	Power Resources Ltd.	MACEDONIA, THE FORMER YUGOSLAV REPUBLIC OF
Tantalum	QuantumClean	UNITED STATES
Tantalum	Resind Indústria e Comércio Ltda.	BRAZIL
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN
Tantalum	Taki Chemicals	JAPAN
Tantalum	Telex Metals	UNITED STATES
Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA
Tin	Alpha	UNITED STATES
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Cookson	UNITED STATES
Tin	CV Ayi Jaya	INDONESIA
Tin	CV Dua Sekawan	INDONESIA
Tin	CV Gita Pesona	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV Tiga Sekawan	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	CV Venus Inti Perkasa	INDONESIA
Tin	Dowa	JAPAN
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM
Tin	Elmet S.L.U. (Metallo Group)	SPAIN
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondonia S.A.	BRAZIL
Tin	Estanho de Rondônia S.A.	BRAZIL
Tin	Fenix Metals	POLAND
Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

Tin	Gejiu Zi-Li	CHINA
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA
Tin	An Thai Minerals Co., Ltd.	VIET NAM
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA
Tin	Cooper Santa	BRAZIL
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA
Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	Kai Unita Trade Limited Liability Company	CHINA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	Gejiu Jinye Mineral Company	CHINA
Tin	Liuzhhou China Tin	CHINA
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL
Tin	Gold Bell Group	CHINA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA
Tin	Melt Metais e Ligas S.A.	BRAZIL
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	Imperial Zinc	UNITED STATES
Tin	Metallic Resources, Inc.	UNITED STATES
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Belgium N.V.	BELGIUM
Tin	Metallo Spain S.L.U.	SPAIN
Tin	Metallo-Chimique N.V.	BELGIUM
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Modeltech Sdn Bhd	MALAYSIA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	Malaysia Smelting Corp. Berhard	MALAYSIA
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	Metahub Industries Sdn. Bhd.	ASIA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	OMSA	BOLIVIA
Tin	Operaciones Metalurgical S.A.	BOLIVIA
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	Phoenix Metal Ltd.	RWANDA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Cipta Persada Mulia	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	Pongpipat Company Limited	MYANMAR
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Aries Kencana Sejahtera	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Bangka Prima Tin	INDONESIA
Tin	PT Bangka Serumpun	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Justindo	INDONESIA
Tin	PT Lautan Harmonis Sejahtera	INDONESIA
Tin	PT O.M. Indonesia	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA
Tin	PT Panca Mega	INDONESIA

Tin	PT Karimun Mining	INDONESIA
Tin	PT Kijang Jaya Mandiri	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Seirama Tin Investment	INDONESIA
Tin	PT Menara Cipta Mulia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Timah Nusantara	INDONESIA
Tin	PT Wahana Perkit Jaya	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	PT Premium Tin Indonesia	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA
Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	Tanaka Kikinzoku Kogyo K.K.	JAPAN
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sukses Inti Makmur	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Timah (Persero) Tbk Kundur	INDONESIA
Tin	PT Timah (Persero) Tbk Mentok	INDONESIA
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tirus Putra Mandiri	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	White Solder Metalurgica	BRAZIL
Tin	Resind Industria e Comercio Ltda.	BRAZIL
Tin	Rui Da Hung	TAIWAN
Tin	Soft Metais Ltda.	BRAZIL
Tin	Super Ligas	BRAZIL
Tin	Thailand Smelting & Refining Co., Ltd	THAILAND
Tin	Thaisarco	THAILAND
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA
Tin	Yunnan Tin Company Limited	CHINA
Tin	Yunnan Tin Group (Holding) Company Limited	CHINA
Tin	PT Koba Tin	INDONESIA
Tungsten	A.L.M.T. TUNGSTEN Corp.	JAPAN
Tungsten	ACL Metais Eireli	BRAZIL
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	H.C. Starck Tungsten GmbH	GERMANY
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	CHINA
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Kennametal Huntsville	UNITED STATES
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION
Tungsten	Niagara Refining LLC	UNITED STATES
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	China Minmetals Nonferrous Metals Co Ltd	CHINA
Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	CHINA
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION
Tungsten	Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Corp	CHINA
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA
Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA